UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020

BIOSTAGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2020, Biostage, Inc. (Company) entered into a promissory note with Bank of America, NA (Bank), which provides for a loan in the amount of $404,221 (PPP Loan) pursuant to the Paycheck Protection Program (PPP) of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) administered by the U.S. Small Business Administration (SBA).

The PPP Loan matures on May 4, 2022, being two years from the funding date of the PPP Loan, and bears interest at a rate of 1.00% per annum. The PPP Loan is unsecured by the Company and is guaranteed by the SBA. All or a portion of the PPP Loan may be forgiven by the SBA upon application by the Company accompanied by documentation of expenditures in accordance with SBA requirements under the PPP, which includes employees being kept on the payroll for eight weeks after the date of the PPP Loan and the proceeds of such PPP Loan being used for payroll, rent, mortgage interest or utilities. Forgiveness is also based on maintaining or rehiring employees and maintaining salary levels. In the event all or any portion of the PPP Loan is forgiven, the amount forgiven is applied to outstanding principal.

In the event that any portion of the PPP Loan is not forgiven in accordance with the PPP, following a six month deferred period that ends November 4, 2020, the Company will be required to pay the Bank monthly payments of principal and interest to repay the PPP Loan in full on or before the maturity date. The monthly repayment amounts will be determined by the Bank following the determination of how much of the PPP Loan is not forgiven. The PPP Loan may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The promissory note contains various certifications and agreements related to the PPP, as well as customary default and other provisions.

The foregoing description of the promissory note is qualified in its entirety by reference to the promissory note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
10.1	Promissory Note, dated as of May 1, 2020, by Biostage, Inc. in favor of Bank of America, NA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTAGE, INC.
(Registrant)

May 5, 2020	/s/ Hong Yu
(Date)	Hong Yu
President

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